SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                  May 15, 2006

                          GALES INDUSTRIES INCORPORATED
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             (Exact Name of Registrant as Specified in its Charter)

Delaware                           000-29245                        20-4458244
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State of                           Commission                       IRS Employer
Incorporation                      File Number                      I.D. Number

                 1479 North Clinton Avenue, Bay Shore, NY 11706
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                     Address of principal executive offices

                  Registrant's telephone number: (631) 968-5000

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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE.

      The following information is furnished under Item 7.01 - Regulation FD
Disclosure:

      On May 15, 2006, Gales Industries Incorporated issued a press release announcing a two-year extension of the Strategic Spares Alliance between its subsidiary, Air Industries Machining, Corp., and Northrop Grumman Corporation. A copy of such press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

EXHIBIT

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99.1 Press Release, dated May 15, 2006, of Gales Industries Incorporated announcing an extension of the Strategic Spares Alliance with Northrop Grumman.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 16, 2006

                                        GALES INDUSTRIES INCORPORATED


                                        By: /s/ Michael A. Gales
                                            ------------------------------------
                                            Michael A. Gales, Executive Chairman

EXHIBIT INDEX

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99.1 Press Release, dated May 15, 2006, of Gales Industries Incorporated announcing an extension of the Strategic Spares Alliance with Northrop Grumman.
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